Summary Prospectus	February 1, 2016

Share class (Symbol): A (SHFVX), B (SFVBX), C (SFVCX), FI (—), R (—), R1 (—), I (SFVYX), IS (LSISX)

CLEARBRIDGE

ALL CAP VALUE FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated February 1, 2016 and as may be amended or further supplemented, the fund’s statement of additional information, dated February 1, 2016 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks long-term capital growth. Current income is a secondary consideration.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 16 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 46 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1]	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	5.00	1.00	None	None	None	None	None
Small account fee[4]	$15	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.74	0.74	0.74	0.74	0.74	0.74	0.74	0.74
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None	None
Other expenses	0.28	0.69	0.21	0.23[5]	0.23[5]	0.23[5]	0.12	0.03[5]
Total annual fund operating expenses	1.27	2.43	1.95	1.22	1.47	1.97	0.86	0.77

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”).
[2]	Maximum deferred sales charge (load) may be reduced over time.
[3]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[4]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[5]	“Other expenses” for Class FI, Class R, Class R1 and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	697	954	1,231	2,020
Class B (with redemption at end of period)	746	1,057	1,395	2,477
Class B (without redemption at end of period)	246	757	1,295	2,477
Class C (with redemption at end of period)	298	612	1,052	2,274
Class C (without redemption at end of period)	198	612	1,052	2,274

2	ClearBridge All Cap Value Fund

	1 year	3 years	5 years	10 years
Class FI (with or without redemption at end of period)	124	387	670	1,477
Class R (with or without redemption at end of period)	150	465	803	1,757
Class R1 (with or without redemption at end of period)	200	618	1,062	2,295
Class I (with or without redemption at end of period)	88	274	476	1,060
Class IS (with or without redemption at end of period)	79	246	428	955

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when the portfolio managers believe smaller capitalization companies offer more attractive value opportunities.

The fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired

ClearBridge All Cap Value Fund	3

results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

4	ClearBridge All Cap Value Fund

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or

ClearBridge All Cap Value Fund	5

cause the fund, the manager, any subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The table compares the fund’s performance with the average annual total returns of the Russell 3000 Value Index and the Lipper Multi-Cap Value Fund Average, a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time, which provides fund shareholders with a more meaningful comparison. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Best Quarter (09/30/2009): 19.28    Worst Quarter (12/31/2008): (23.62)

6	ClearBridge All Cap Value Fund

Average annual total returns (%)
(for periods ended December 31, 2015)
Class A	1 year	5 years	10 years
Return before taxes	(11.05)	5.92	3.92
Return after taxes on distributions	(12.41)	4.27	2.73
Return after taxes on distributions and sale of fund shares	(5.11)	4.44	2.94
Other Classes (Return before taxes only)
Class B	(11.07)	5.87	3.79
Class C	(7.16)	6.51	3.92
Class I	(5.24)	7.67	5.02
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	(4.13)	10.98	6.11
Lipper Multi-Cap Value Fund Average (reflects no deduction for taxes)	(5.23)	9.24	5.52

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Sam Peters, CFA, and Albert Grosman. Mr. Peters (Managing Director and a Portfolio Manager of ClearBridge, LLC, an affiliate of ClearBridge) and Mr. Grosman (Managing Director and a Portfolio Manager of ClearBridge, LLC) have been portfolio managers for the fund since March 2015.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C2	Class FI	Class R	Class R1[3]	Class I	Class IS
General	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	N/A	1 million/ None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	N/A	1 million/ None*	N/A
IRAs	250/ 50	250/ 50	250/ 50	N/A	N/A	N/A	1 million/ None*	N/A

ClearBridge All Cap Value Fund	7

	Class A	Class B1	Class C2	Class FI	Class R	Class R1[3]	Class I	Class IS
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*	N/A
Systematic Investment Plans	50/ 50	50/ 50	50/ 50	N/A	N/A	N/A	1 million/ None*	N/A
Clients of Eligible Financial Intermediaries	None/ None	N/A	N/A	None/ None	None/ None	N/A	None/ None	N/A
Eligible Investment Programs	None/ None	N/A	N/A	None/ None	None/ None	N/A	None/ None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	N/A	None/ None	None/ None	None/ None	N/A	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*	N/A
Institutional Investors	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	N/A	1 million/ None	1 million/ None

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class C shares are not available for purchase through LMIS Accounts. On or about March 1, 2016, any Class C shares held through LMIS Accounts will be converted to Class A shares. After that date, LMIS Accounts will not be eligible to hold Class C shares.
[3]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

FD0206SP 02/16